UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2016

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock

Income Securities Trust

Ticker: JHS
Annual report 10/31/16

A message to shareholders

Dear shareholder,

Fixed-income returns were mostly positive globally over the past 12 months, with particular strength coming from U.S. high-yield bonds and emerging-market debt. Of note, despite being low compared with historical norms, longer-term bond yields in the United States continued to offer value relative to bond markets outside the United States, as many countries are grappling with negative yields as foreign central banks look for ways to spur growth.

Additional interest-rate increases by the U.S. Federal Reserve are widely expected, but the timing has proven hard to predict. Economic growth has been somewhat choppy; jobs gains have slowed in recent months but wages have risen. Political uncertainty has been another factor, with both the tasks facing U.S. President-elect Donald J. Trump to unite a fractured electorate and the aftershocks of the U.K.'s vote to leave the European Union reverberating internationally.

While riskier market segments have performed well in recent months, it's prudent to expect the trend won't be sustained indefinitely. Should markets encounter more turbulence as we finish out 2016, remember that one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
31	Financial statements
35	Financial highlights
36	Notes to financial statements
44	Auditor's report
45	Tax information
46	Additional information
49	Continuation of investment advisory and subadvisory agreements
54	Trustees and Officers
58	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The major bond indexes delivered strong returns for the past 12 months

A backdrop of slow global growth and accommodative central bank policies provided a firm underpinning for the bond market.

High-yield bond indexes outperformed

After a rocky start, higher-yielding asset classes recovered to post meaningful outperformance versus the fund's comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index.

Asset allocation was a key factor in the fund's results

The fund's substantial overweight position in high-yield bonds (those rated BB and below) made a significant contribution to its return.

PORTFOLIO COMPOSITION AS OF 10/31/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe market conditions during the 12 months ended October 31, 2016?

The bond market delivered robust returns for investors in this timeframe, albeit with above-average volatility and shaky performance for the credit sectors early on. When the reporting period began, the financial markets were on edge regarding the protracted downturn in commodity prices, weaker growth in China, and the potential for multiple interest-rate increases in 2016. These concerns weighed heavily on investor risk appetites, pressuring the returns of investment-grade corporate and high-yield bonds. The downturn persisted until the middle of the first calendar quarter of 2016, leading to a substantial rise in yield spreads for both asset classes. U.S. Treasuries held up relatively well in this same timeframe, however, thanks to the flight to quality out of higher-risk investments.

This challenging backdrop changed for the better in mid-February, touching off a remarkable rally in the bond market's credit sectors. The European Central Bank and the Bank of Japan both cut interest rates into negative territory, and commentary from U.S. Federal Reserve (Fed) officials indicated a continuation of the Fed's gradual, data-dependent approach to raising rates. Government bond yields plunged in response (as prices rose), with the yields on many short- to intermediate-term overseas issues falling below zero. With few opportunities to earn meaningful income in lower-risk debt, investors instead sought the higher yields available in the credit sectors. High-yield bonds surged as a result, as did investment-grade corporates, albeit to a lesser extent. The subsequent rally carried through to the end of the period due to increased investor optimism and signs of improving global growth.

In this environment, the Bloomberg Barclays U.S. Government/Credit Bond Index—the fund's comparative index—produced a return of 4.84%. However, the superior 6.87% return of the Bloomberg Barclays U.S. Credit Bond Index (which holds no U.S. Treasuries) illustrates the extent of corporate bonds' outperformance. Consistent with the strength in lower-rated, higher-yielding securities, the BofA ML U.S. High Yield Master II Index—which measures the performance of the high-yield bond market—gained 10.17%.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       4

"The fund's overweight position in investment-grade corporate and high-yield bonds was an important factor in its outperformance."

What factors helped and hurt the fund's performance?

The fund's overweight position in investment-grade corporate and high-yield bonds was an important factor in its outperformance. Whereas the index holds only a modest weighting in investment-grade corporates and no allocation to high yield, a substantial portion of the portfolio was invested in these two areas at the end of October. As a result, the fund was ideally positioned to capitalize on their large performance advantage relative to the index.

The fund also generated positive returns from allocation to the securitized space, which includes mortgage-backed securities (both agency and nonagency), commercial mortgage-backed securities, and asset-backed securities. Although this segment did not perform as well as corporates and high yield, it outpaced U.S. Treasuries and aided results.

QUALITY COMPOSITION AS OF 10/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       5

The fund's sector positioning within corporates detracted from performance. We maintained an overweight in financials and a corresponding underweight in industrials, which was a slight headwind given that the former group posted a smaller gain. Financials tend to deliver stronger returns when interest rates are rising, so the Fed's decision to leave its interest-rate policy unchanged following its December 2015 rate hike prevented the sector from fully participating in the rally. Industrials, for their part, were boosted by the sizable outperformance for commodity- and energy-related industries. As a result, the fund's underweight position detracted from returns.

Security selection had a positive impact on performance, particularly in industrials and financials; however, the fund's duration and yield curve positioning detracted. (Duration is a measure of interest-rate sensitivity.) The fund held a shorter duration than the comparative index, a negative at a time in which rates fell. We view the fund's duration positioning not as a stand-alone strategy, but rather as a means to offset the added interest-rate exposure created by our use of leverage.

How would you summarize your investment shifts during the period?

As is typically the case, the portfolio shifts reflected our effort to capitalize on values that we identified through our bottom-up credit research. This process led us to increase the fund's weighting in both investment-grade corporate and high-yield bonds throughout the course of the period. We initially boosted the allocation to these asset categories in the sell-off of late 2015 and early this year, when yield spreads in the investment-grade space rose to levels more typical of a recession than an environment of slow, positive growth. In addition, the elevated yield spreads for high-yield bonds translated to a significant income advantage over U.S. Treasuries and other investments.

We funded a portion of these purchases by reducing the fund's allocation to income-producing equities in the first half of the annual period. We began to see a less favorable risk/reward balance in stocks, especially with price appreciation having reduced the dividend yields for many of the stocks held in the fund.

COUNTRY COMPOSITION AS OF 10/31/16 (%)

United States	86.7
France	2.7
United Kingdom	2.5
Netherlands	2.0
Canada	1.2
Other countries	4.9
TOTAL	100.0
As a percentage of total investments.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       6

As 2016 progressed, we trimmed the portfolio's position in U.S. government and government agency mortgage-backed securities—where we saw a less attractive value proposition after yields tightened to levels that no longer offered a meaningful advantage over U.S. Treasuries—and reinvested the proceeds into corporates and high yield. This shift was consistent with our belief that the corporate and high-yield space remained home to the most compelling opportunities in the U.S. market, even as prices rallied.

What is your broader view on the investment backdrop?

We believe the Fed's upcoming interest-rate moves will still be data dependent and in small increments. The U.S. economy continues to expand at a modest pace, and inflation—while ticking up somewhat from its level in 2015—remains below the 2% threshold that would trigger more aggressive tightening by the Fed. Additionally, we believe the yields on overseas government bonds remain unattractive on an absolute basis. Although there is always the potential for unforeseen events to create disruptions, we believe these factors continue to provide a firm foundation for performance in the credit sectors. We therefore maintained an overweight in corporates and high yield, together with a large underweight in U.S. Treasuries, at the close of the period.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       7

Fund's investments

As of 10-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 93.2% (62.5% of Total investments)				$168,226,835
(Cost $164,115,828)
Consumer discretionary 10.8%				19,533,989
Auto components 0.7%
Delphi Automotive PLC	4.250	01-15-26	350,000	378,740
Lear Corp.	5.250	01-15-25	235,000	252,625
Nemak SAB de CV (S)	5.500	02-28-23	306,000	317,705
ZF North America Capital, Inc. (S)	4.750	04-29-25	280,000	295,400
Automobiles 2.5%
American Honda Finance Corp. (Z)	1.700	02-22-19	475,000	478,129
Ford Motor Company (Z)	4.750	01-15-43	145,000	145,163
Ford Motor Credit Company LLC (Z)	2.551	10-05-18	325,000	328,906
Ford Motor Credit Company LLC (Z)	5.875	08-02-21	928,000	1,052,729
General Motors Company (L)(Z)	4.875	10-02-23	650,000	700,098
General Motors Company (L)(Z)	6.250	10-02-43	380,000	435,480
General Motors Financial Company, Inc.	3.450	04-10-22	430,000	434,862
General Motors Financial Company, Inc.	4.000	01-15-25	560,000	562,981
General Motors Financial Company, Inc.	5.250	03-01-26	275,000	299,612
Diversified consumer services 0.2%
Service Corp. International	5.375	05-15-24	300,000	315,000
Hotels, restaurants and leisure 1.2%
CCM Merger, Inc. (S)(Z)	9.125	05-01-19	380,000	397,100
Chester Downs & Marina LLC (S)	9.250	02-01-20	225,000	220,500
Eldorado Resorts, Inc.	7.000	08-01-23	130,000	138,125
GLP Capital LP	5.375	04-15-26	255,000	270,300
International Game Technology PLC (S)	6.500	02-15-25	225,000	244,125
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	310,000	314,650
Mohegan Tribal Gaming Authority (L)(Z)	9.750	09-01-21	250,000	268,283
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	400,000	402,000
Waterford Gaming LLC (H)(S)	8.625	09-15-14	99,739	0
Household durables 0.5%
Beazer Homes USA, Inc. (S)	8.750	03-15-22	370,000	393,125
Newell Brands, Inc.	2.150	10-15-18	192,000	194,111
Newell Brands, Inc.	4.200	04-01-26	310,000	334,959
Internet and direct marketing retail 0.9%
Expedia, Inc. (S)	5.000	02-15-26	670,000	700,843
QVC, Inc.	4.375	03-15-23	325,000	326,383
QVC, Inc.	5.125	07-02-22	255,000	267,245
QVC, Inc.	5.450	08-15-34	315,000	291,465
Leisure products 0.1%
Vista Outdoor, Inc.	5.875	10-01-23	255,000	267,776

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       8

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media 4.0%
21st Century Fox America, Inc.	7.750	01-20-24	1,020,000	$1,223,931
Altice Financing SA (S)	6.625	02-15-23	200,000	206,126
Cengage Learning, Inc. (L)(S)(Z)	9.500	06-15-24	265,000	246,450
Charter Communications Operating LLC (S)	6.484	10-23-45	380,000	446,644
Clear Channel Worldwide Holdings, Inc. (L)(Z)	6.500	11-15-22	260,000	264,940
LG FinanceCo Corp. (L)(S)(Z)	5.875	11-01-24	50,000	50,469
McGraw-Hill Global Education Holdings LLC (L)(S)(Z)	7.875	05-15-24	75,000	81,563
MDC Partners, Inc. (L)(S)(Z)	6.500	05-01-24	270,000	229,500
Midcontinent Communications (S)	6.875	08-15-23	140,000	149,100
Myriad International Holdings BV (S)	5.500	07-21-25	400,000	424,032
Omnicom Group, Inc. (Z)	3.600	04-15-26	285,000	296,196
Radio One, Inc. (S)	9.250	02-15-20	255,000	229,500
Sinclair Television Group, Inc. (S)	5.625	08-01-24	335,000	340,863
Sirius XM Radio, Inc. (S)	5.250	08-15-22	845,000	878,800
Sirius XM Radio, Inc. (S)	5.375	04-15-25	265,000	270,963
Sirius XM Radio, Inc. (S)	5.375	07-15-26	375,000	380,977
Time Warner Cable LLC (L)(Z)	8.250	04-01-19	375,000	428,732
Viacom, Inc. (Z)	4.375	03-15-43	820,000	755,113
WMG Acquisition Corp. (S)	6.750	04-15-22	370,000	390,350
Specialty retail 0.7%
AutoNation, Inc.	4.500	10-01-25	225,000	235,482
L Brands, Inc.	6.625	04-01-21	475,000	546,250
L Brands, Inc.	6.875	11-01-35	250,000	265,000
WMG Acquisition Corp. (S)	4.875	11-01-24	165,000	164,588
Consumer staples 5.8%				10,524,229
Beverages 2.6%
Anheuser-Busch InBev Finance, Inc. (Z)	4.900	02-01-46	1,000,000	1,147,155
Coca-Cola European Partners US LLC (Z)	4.500	09-01-21	1,000,000	1,106,098
Constellation Brands, Inc. (L)(Z)	4.750	11-15-24	180,000	197,100
Molson Coors Brewing Company	1.450	07-15-19	165,000	164,003
Molson Coors Brewing Company	3.000	07-15-26	390,000	386,778
PepsiCo, Inc. (Z)	1.500	02-22-19	440,000	442,206
Pernod Ricard SA (S)	5.750	04-07-21	1,125,000	1,285,350
Food and staples retailing 1.6%
CVS Health Corp. (Z)	2.875	06-01-26	255,000	253,228
CVS Health Corp. (Z)	5.125	07-20-45	510,000	593,724
SUPERVALU, Inc. (L)(Z)	7.750	11-15-22	350,000	355,250
Tops Holding II Corp.	8.750	06-15-18	140,000	127,400
Tops Holding LLC (S)	8.000	06-15-22	505,000	444,400
Walgreens Boots Alliance, Inc. (Z)	1.750	05-30-18	405,000	406,908
Whole Foods Market, Inc.	5.200	12-03-25	590,000	635,473

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       9

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products 1.2%
Bunge, Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	$453,298
Kraft Heinz Foods Company	2.000	07-02-18	480,000	483,443
Kraft Heinz Foods Company (S)	4.875	02-15-25	221,000	242,853
Kraft Heinz Foods Company	5.200	07-15-45	345,000	390,439
Mondelez International Holdings Netherlands BV (S)(Z)	1.625	10-28-19	380,000	378,663
Post Holdings, Inc. (S)	7.750	03-15-24	240,000	263,760
Personal products 0.3%
Revlon Consumer Products Corp.	5.750	02-15-21	260,000	262,600
Revlon Consumer Products Corp. (L)(S)(Z)	6.250	08-01-24	225,000	231,750
Tobacco 0.1%
Vector Group, Ltd.	7.750	02-15-21	260,000	272,350
Energy 9.1%				16,398,277
Energy equipment and services 0.5%
Antero Midstream Partners LP (S)	5.375	09-15-24	275,000	276,891
Emera US Finance LP (L)(S)(Z)	3.550	06-15-26	205,000	209,473
MPLX LP (L)(Z)	4.875	12-01-24	345,000	360,944
Oil, gas and consumable fuels 8.6%
Cenovus Energy, Inc.	4.450	09-15-42	380,000	333,396
Cimarex Energy Company (Z)	4.375	06-01-24	235,000	247,754
Colorado Interstate Gas Company LLC (S)	4.150	08-15-26	233,000	231,350
Columbia Pipeline Group, Inc. (Z)	4.500	06-01-25	540,000	583,704
Continental Resources, Inc. (L)(Z)	5.000	09-15-22	548,000	539,780
DCP Midstream LLC (S)	9.750	03-15-19	405,000	455,625
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	370,000	314,500
DCP Midstream Operating LP	2.700	04-01-19	300,000	293,250
DCP Midstream Operating LP	3.875	03-15-23	290,000	282,025
Enbridge Energy Partners LP	4.375	10-15-20	260,000	277,427
Energy Transfer Partners LP	5.150	03-15-45	345,000	321,524
Energy Transfer Partners LP	9.700	03-15-19	425,000	492,199
EnLink Midstream Partners LP	4.850	07-15-26	180,000	183,427
Enterprise Products Operating LLC (8.375% to 8-19-16, then 3 month LIBOR + 3.708%)	4.464	08-01-66	440,000	418,550
Gulfport Energy Corp. (S)	6.000	10-15-24	55,000	55,963
Kerr-McGee Corp. (L)(Z)	6.950	07-01-24	1,035,000	1,241,386
Kinder Morgan Energy Partners LP (L)(Z)	3.500	03-01-21	500,000	514,047
Kinder Morgan Energy Partners LP	7.750	03-15-32	195,000	238,885
Kinder Morgan, Inc. (L)(Z)	4.300	06-01-25	220,000	229,018
Kinder Morgan, Inc.	5.550	06-01-45	450,000	465,639
Lukoil International Finance BV (S)	3.416	04-24-18	675,000	682,480
MPLX LP	4.000	02-15-25	150,000	148,335

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       10

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Newfield Exploration Company	5.625	07-01-24	48,000	$49,920
Newfield Exploration Company	5.750	01-30-22	115,000	119,888
Occidental Petroleum Corp. (Z)	3.400	04-15-26	310,000	322,951
Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,273,928
Petroleos Mexicanos (L)(Z)	4.875	01-24-22	275,000	281,133
Regency Energy Partners LP	5.000	10-01-22	95,000	101,956
Regency Energy Partners LP (Z)	5.500	04-15-23	490,000	504,763
Regency Energy Partners LP	5.875	03-01-22	90,000	100,812
Resolute Energy Corp.	8.500	05-01-20	180,000	178,650
Shell International Finance BV (Z)	4.375	05-11-45	725,000	762,978
Summit Midstream Holdings LLC	7.500	07-01-21	280,000	291,200
Sunoco Logistics Partners Operations LP (L)(Z)	3.900	07-15-26	460,000	466,209
Sunoco Logistics Partners Operations LP (L)(Z)	4.400	04-01-21	377,000	406,743
Tallgrass Energy Partners LP (S)	5.500	09-15-24	105,000	104,475
Teekay Offshore Partners LP	6.000	07-30-19	460,000	390,425
Tesoro Logistics LP	6.125	10-15-21	400,000	418,500
Tesoro Logistics LP	6.375	05-01-24	265,000	285,538
Williams Partners LP	4.875	05-15-23	230,000	233,082
Williams Partners LP (Z)	4.875	03-15-24	690,000	707,554
Financials 29.9%				53,954,640
Banks 14.8%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (L)(Q)(S)(Z)	6.750	06-15-26	200,000	219,615
Bank of America Corp.	3.950	04-21-25	135,000	138,643
Bank of America Corp.	4.200	08-26-24	280,000	292,535
Bank of America Corp. (Z)	4.250	10-22-26	315,000	330,125
Bank of America Corp.	4.450	03-03-26	580,000	619,384
Bank of America Corp. (Z)	6.875	04-25-18	1,000,000	1,074,580
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)	6.250	09-05-24	470,000	492,325
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (L)(Q)(Z)	6.300	03-10-26	220,000	240,053
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	440,000	448,250
BankUnited, Inc.	4.875	11-17-25	455,000	463,018
Barclays Bank PLC (S)	10.179	06-12-21	575,000	727,140
Barclays PLC (Z)	4.375	01-12-26	340,000	349,888
BPCE SA (S)(Z)	4.500	03-15-25	475,000	479,705
BPCE SA (L)(S)(Z)	5.700	10-22-23	1,145,000	1,240,570
Citigroup, Inc. (Z)	4.600	03-09-26	430,000	457,413
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (L)(Q)(Z)	6.250	08-15-26	525,000	565,241

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Commerzbank AG (S)	8.125	09-19-23	350,000	$402,360
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)(Z)	11.000	06-30-19	1,000,000	1,204,900
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)	6.625	09-23-19	450,000	437,625
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (L)(Q)(S)(Z)	7.875	01-23-24	600,000	607,968
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)(Z)	8.125	09-19-33	250,000	270,625
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (L)(Q)(Z)	5.100	06-30-23	420,000	405,384
HBOS PLC (S)(Z)	6.750	05-21-18	825,000	877,172
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)	6.375	09-17-24	200,000	199,302
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (L)(Q)(Z)	6.875	06-01-21	340,000	357,850
ING Bank NV (S)(Z)	5.800	09-25-23	1,000,000	1,124,922
JPMorgan Chase & Co. (Z)	3.200	06-15-26	410,000	414,408
JPMorgan Chase & Co. (Z)	4.625	05-10-21	720,000	792,693
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	465,000	471,975
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (L)(Q)(Z)	6.750	02-01-24	805,000	893,550
Lloyds Banking Group PLC (L)(Z)	4.650	03-24-26	880,000	906,130
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (L)(Q)(Z)	7.500	06-27-24	385,000	396,550
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (P)(Q)	3.520	11-01-26	345,000	347,588
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%) (Z)	5.629	12-01-21	485,000	476,416
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	705,000	765,780
Popular, Inc.	7.000	07-01-19	260,000	269,425
Royal Bank of Scotland Group PLC	4.800	04-05-26	320,000	327,917
Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (Q)	8.000	08-10-25	200,000	190,000
Santander Holdings USA, Inc. (L)(Z)	2.700	05-24-19	635,000	641,181
Santander UK Group Holdings PLC (L)(S)(Z)	4.750	09-15-25	365,000	363,766
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (L)(Q)(S)(Z)	7.375	09-13-21	340,000	337,110
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (L)(Q)(S)(Z)	8.000	09-29-25	420,000	423,675

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       12

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	385,000	$396,069
Standard Chartered PLC (S)(Z)	2.100	08-19-19	750,000	749,360
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	598,000	606,065
Synovus Financial Corp.	7.875	02-15-19	200,000	221,000
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (L)(Q)(Z)	4.850	06-01-23	335,000	330,813
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)(Z)	6.750	08-01-21	520,000	577,200
Wells Fargo & Company (Z)	4.650	11-04-44	255,000	263,836
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)(Z)	5.875	06-15-25	765,000	820,701
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	290,000	303,413
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)(Z)	7.980	03-15-18	370,000	385,725
Capital markets 4.4%
Ares Capital Corp. (Z)	3.875	01-15-20	430,000	442,170
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (L)(Q)(S)(Z)	7.500	12-11-23	295,000	305,325
FS Investment Corp. (Z)	4.000	07-15-19	435,000	440,107
Jefferies Group LLC	6.875	04-15-21	1,005,000	1,167,216
Jefferies Group LLC (L)(Z)	8.500	07-15-19	235,000	269,183
Macquarie Bank, Ltd. (L)(S)(Z)	4.875	06-10-25	520,000	541,565
Morgan Stanley (Z)	2.450	02-01-19	255,000	258,927
Morgan Stanley (Z)	3.875	01-27-26	400,000	421,648
Morgan Stanley (Z)	5.500	01-26-20	450,000	496,148
Morgan Stanley (Z)	7.300	05-13-19	895,000	1,012,005
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (L)(Q)(Z)	5.550	07-15-20	325,000	332,719
Stifel Financial Corp. (Z)	4.250	07-18-24	315,000	317,933
The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,069,464
The Goldman Sachs Group, Inc. (Z)	2.000	04-25-19	255,000	256,445
The Goldman Sachs Group, Inc. (Z)	3.750	05-22-25	340,000	353,830
The Goldman Sachs Group, Inc. (Z)	4.750	10-21-45	245,000	269,732
Consumer finance 3.8%
Ally Financial, Inc.	3.250	11-05-18	325,000	325,000
Ally Financial, Inc. (L)(Z)	5.125	09-30-24	645,000	675,638
Capital One Financial Corp. (Z)	2.450	04-24-19	275,000	279,652
Capital One Financial Corp. (Z)	3.500	06-15-23	1,100,000	1,135,495

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Capital One Financial Corp.	3.750	07-28-26	570,000	$568,349
Capital One Financial Corp. (Z)	4.200	10-29-25	440,000	457,069
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (L)(Q)(Z)	5.550	06-01-20	350,000	353,888
Capital One NA (Z)	2.350	08-17-18	350,000	353,935
Credit Acceptance Corp.	6.125	02-15-21	395,000	396,975
Credito Real SAB de CV SOFOM ER (S)	7.500	03-13-19	325,000	335,156
Discover Bank	2.600	11-13-18	510,000	518,007
Discover Financial Services	3.950	11-06-24	750,000	761,099
Discover Financial Services	5.200	04-27-22	290,000	320,516
Enova International, Inc.	9.750	06-01-21	390,000	365,625
Diversified financial services 1.5%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	186,477	195,334
Leucadia National Corp.	5.500	10-18-23	655,000	688,049
NewStar Financial, Inc.	7.250	05-01-20	435,000	435,000
S&P Global, Inc. (Z)	4.000	06-15-25	495,000	531,090
S&P Global, Inc. (Z)	4.400	02-15-26	340,000	377,161
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	419,000	416,905
Insurance 3.0%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	235,000	246,672
Assured Guaranty US Holdings, Inc. (Z)	5.000	07-01-24	510,000	566,005
AXA SA (Z)	8.600	12-15-30	175,000	245,875
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (L)(Q)(S)(Z)	6.379	12-14-36	240,000	261,797
CNA Financial Corp.	7.250	11-15-23	135,000	164,167
CNO Financial Group, Inc.	5.250	05-30-25	450,000	457,875
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (S)	7.800	03-07-87	705,000	828,375
MetLife, Inc. (Z)	6.400	12-15-66	355,000	397,600
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	365,000	399,445
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%) (Z)	5.200	03-15-44	270,000	276,075
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (Z)	5.875	09-15-42	267,000	292,365
Teachers Insurance & Annuity Association of America (S)(Z)	6.850	12-16-39	555,000	747,401
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	505,000	551,713

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts 1.0%
American Tower Corp. (Z)	5.000	02-15-24	500,000	$557,143
Crown Castle Towers LLC (S)(Z)	4.883	08-15-40	710,000	771,663
Vereit Operating Partnership LP	4.600	02-06-24	523,000	542,613
Thrifts and mortgage finance 1.4%
Flagstar Bancorp, Inc. (S)	6.125	07-15-21	255,000	265,591
MGIC Investment Corp. (L)(Z)	5.750	08-15-23	70,000	73,850
Nationstar Mortgage LLC	6.500	07-01-21	295,000	292,788
Nationstar Mortgage LLC	7.875	10-01-20	340,000	346,800
Nationstar Mortgage LLC (L)(Z)	9.625	05-01-19	295,000	309,013
Quicken Loans, Inc. (L)(S)(Z)	5.750	05-01-25	550,000	543,125
Radian Group, Inc.	5.250	06-15-20	170,000	178,713
Radian Group, Inc.	7.000	03-15-21	295,000	330,677
Stearns Holdings LLC (S)	9.375	08-15-20	164,000	164,000
Health care 5.9%				10,649,505
Biotechnology 1.1%
AbbVie, Inc. (Z)	3.600	05-14-25	420,000	427,613
Amgen, Inc. (Z)	4.400	05-01-45	240,000	244,280
Celgene Corp. (Z)	5.000	08-15-45	140,000	150,358
Shire Acquisitions Investments Ireland DAC (Z)	1.900	09-23-19	470,000	468,901
Shire Acquisitions Investments Ireland DAC (Z)	3.200	09-23-26	705,000	693,413
Health care equipment and supplies 0.4%
Medtronic, Inc. (Z)	4.625	03-15-45	330,000	373,946
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	435,000	442,740
Health care providers and services 3.0%
Express Scripts Holding Company (Z)	4.500	02-25-26	600,000	643,193
Express Scripts Holding Company (Z)	4.750	11-15-21	1,000,000	1,106,130
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	255,000	265,838
HCA, Inc.	5.250	04-15-25	375,000	392,813
HCA, Inc.	5.250	06-15-26	255,000	266,603
HCA, Inc.	7.500	02-15-22	300,000	341,250
LifePoint Health, Inc. (L)(S)(Z)	5.375	05-01-24	285,000	283,233
Medco Health Solutions, Inc. (Z)	7.125	03-15-18	275,000	295,034
MEDNAX, Inc. (S)	5.250	12-01-23	260,000	271,700
Molina Healthcare, Inc. (L)(Z)	5.375	11-15-22	300,000	312,186
Select Medical Corp. (L)(Z)	6.375	06-01-21	360,000	357,638
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26	315,000	306,546
Universal Health Services, Inc. (S)	4.750	08-01-22	240,000	246,480
WellCare Health Plans, Inc. (L)(Z)	5.750	11-15-20	255,000	262,650
Pharmaceuticals 1.4%
Actavis Funding SCS (L)(Z)	3.800	03-15-25	1,000,000	1,038,872
Mylan NV (S)	2.500	06-07-19	339,000	342,446

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Mylan NV (S)	3.950	06-15-26	850,000	$848,167
Quintiles IMS, Inc. (S)	4.875	05-15-23	260,000	267,475
Industrials 12.0%				21,657,354
Aerospace and defense 1.3%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	350,000	366,625
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	250,000	262,970
Lockheed Martin Corp. (Z)	2.900	03-01-25	386,000	391,873
Lockheed Martin Corp. (Z)	4.700	05-15-46	295,000	335,198
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	925,000	668,313
Textron, Inc.	7.250	10-01-19	240,000	272,509
Air freight and logistics 0.3%
XPO Logistics, Inc. (L)(S)(Z)	6.500	06-15-22	540,000	561,600
Airlines 3.9%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	310,000	323,175
America West Airlines 2000-1 Pass Through Trust	8.057	01-02-22	78,450	88,256
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	532,579	560,539
American Airlines 2013-2 Class A Pass Through Trust (Z)	4.950	07-15-24	351,610	383,695
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	572,205	563,622
American Airlines 2016-1 Class A Pass Through Trust (Z)	4.100	07-15-29	189,422	201,261
British Airways 2013-1 Class A Pass Through Trust (S)(Z)	4.625	06-20-24	558,834	597,952
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	170,835	179,377
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	82,361	83,341
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	03-15-19	31,230	31,639
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	127,847	135,122
Continental Airlines 2000-2 Class B Pass Through Trust	8.307	10-02-19	25,465	26,865
Continental Airlines 2007-1 Class A Pass Through Trust (Z)	5.983	10-19-23	426,264	480,612
Continental Airlines 2012-1 Class B Pass Through Trust	6.250	10-11-21	154,864	164,156
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	545,866	627,746

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       16

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	108,107	$115,134
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	195,090	208,746
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	316,634	356,213
UAL 2009-1 Pass Through Trust	10.400	05-01-18	32,789	32,891
UAL 2009-2A Pass Through Trust	9.750	07-15-18	106,404	108,194
United Airlines 2014-2 Class A Pass Through Trust (Z)	3.750	03-03-28	457,027	480,163
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	456,635	464,626
United Airlines 2016-1 Class A Pass Through Trust (Z)	3.450	01-07-30	245,000	252,350
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	341,811	387,100
US Airways 2012-1 Class A Pass Through Trust (Z)	5.900	04-01-26	255,348	292,693
Building products 1.3%
Builders FirstSource, Inc. (S)	10.750	08-15-23	215,000	247,250
Masco Corp.	4.375	04-01-26	255,000	265,200
Masco Corp.	4.450	04-01-25	275,000	287,031
Owens Corning	3.400	08-15-26	422,000	417,731
Owens Corning	4.200	12-15-22	1,095,000	1,162,775
Commercial services and supplies 0.3%
LSC Communications, Inc. (S)	8.750	10-15-23	210,000	206,850
Prime Security Services Borrower LLC (S)	9.250	05-15-23	255,000	270,402
Construction and engineering 0.2%
Engility Corp. (S)	8.875	09-01-24	42,000	42,840
Tutor Perini Corp. (L)(Z)	7.625	11-01-18	395,000	394,803
Electrical equipment 0.3%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (L)(S)(Z)	6.500	06-15-45	350,000	360,500
Cortes NP Acquisition Corp. (S)	9.250	10-15-24	95,000	99,513
EnerSys (S)	5.000	04-30-23	95,000	97,375
Industrial conglomerates 0.7%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)(Z)	5.000	01-21-21	1,148,000	1,216,191
Machinery 0.4%
SPL Logistics Escrow LLC (S)	8.875	08-01-20	215,000	182,750
Trinity Industries, Inc.	4.550	10-01-24	555,000	547,534
Professional services 0.4%
Verisk Analytics, Inc.	4.000	06-15-25	645,000	673,842

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Road and rail 0.4%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	640,000	$661,597
Trading companies and distributors 2.4%
AerCap Ireland Capital, Ltd.	4.625	10-30-20	435,000	457,838
Ahern Rentals, Inc. (S)	7.375	05-15-23	395,000	258,725
Air Lease Corp. (Z)	3.000	09-15-23	275,000	272,121
Air Lease Corp. (L)(Z)	3.375	01-15-19	170,000	174,759
Air Lease Corp. (L)(Z)	3.875	04-01-21	255,000	269,795
Air Lease Corp. (Z)	5.625	04-01-17	175,000	177,833
Aircastle, Ltd.	5.000	04-01-23	620,000	641,700
Aircastle, Ltd.	5.500	02-15-22	215,000	230,588
Aircastle, Ltd.	6.250	12-01-19	195,000	212,306
Aircastle, Ltd.	7.625	04-15-20	160,000	182,000
Ashtead Capital, Inc. (S)	5.625	10-01-24	205,000	215,763
International Lease Finance Corp.	5.875	04-01-19	240,000	257,923
International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	315,738
United Rentals North America, Inc. (L)(Z)	5.500	07-15-25	260,000	263,250
United Rentals North America, Inc. (L)(Z)	5.750	11-15-24	320,000	332,000
Transportation infrastructure 0.1%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	255,000	256,275
Information technology 4.1%				7,460,734
Communications equipment 0.0%
Hughes Satellite Systems Corp. (S)	5.250	08-01-26	90,000	88,650
Electronic equipment, instruments and components 0.3%
Jabil Circuit, Inc.	4.700	09-15-22	265,000	275,600
Zebra Technologies Corp. (L)(Z)	7.250	10-15-22	270,000	290,925
Internet software and services 0.5%
eBay, Inc. (Z)	2.500	03-09-18	245,000	248,036
Match Group, Inc.	6.375	06-01-24	260,000	280,800
VeriSign, Inc.	5.250	04-01-25	270,000	284,850
IT services 0.6%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	200,000	196,000
Visa, Inc. (Z)	3.150	12-14-25	505,000	527,014
Visa, Inc. (Z)	4.300	12-14-45	376,000	419,845
Semiconductors and semiconductor equipment 0.6%
Micron Technology, Inc. (L)(Z)	5.875	02-15-22	280,000	289,212
Micron Technology, Inc. (S)	7.500	09-15-23	250,000	275,938
Qorvo, Inc.	6.750	12-01-23	260,000	284,700
Qorvo, Inc.	7.000	12-01-25	255,000	279,225
Software 1.4%
Activision Blizzard, Inc. (L)(S)(Z)	3.400	09-15-26	400,000	398,860
Activision Blizzard, Inc. (S)	6.125	09-15-23	365,000	401,956

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       18

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Electronic Arts, Inc. (L)(Z)	4.800	03-01-26	715,000	$782,221
Microsoft Corp. (Z)	4.450	11-03-45	535,000	588,860
Open Text Corp. (S)	5.875	06-01-26	265,000	282,225
Technology hardware, storage and peripherals 0.7%
Diamond 1 Finance Corp. (S)	6.020	06-15-26	825,000	898,937
Diamond 1 Finance Corp. (L)(S)(Z)	7.125	06-15-24	85,000	93,130
Western Digital Corp. (S)	7.375	04-01-23	250,000	273,750
Materials 2.9%				5,185,186
Chemicals 1.5%
Braskem Finance, Ltd. (S)	7.000	05-07-20	515,000	566,500
Incitec Pivot Finance LLC (S)	6.000	12-10-19	345,000	372,500
NOVA Chemicals Corp. (S)	5.000	05-01-25	535,000	537,006
Platform Specialty Products Corp. (L)(S)(Z)	6.500	02-01-22	535,000	518,950
Rain CII Carbon LLC (S)	8.250	01-15-21	315,000	307,125
The Chemours Company (L)(Z)	6.625	05-15-23	456,000	442,320
Construction materials 0.3%
Cemex SAB de CV (L)(S)(Z)	6.125	05-05-25	360,000	372,600
Eagle Materials, Inc.	4.500	08-01-26	60,000	60,499
Containers and packaging 0.1%
Cascades, Inc. (L)(S)(Z)	5.500	07-15-22	233,000	237,807
Metals and mining 0.8%
Allegheny Technologies, Inc.	9.375	06-01-19	715,000	750,750
Arconic, Inc. (L)(Z)	5.125	10-01-24	390,000	406,583
Novelis Corp. (S)	5.875	09-30-26	70,000	70,875
Vale Overseas, Ltd. (L)(Z)	6.250	08-10-26	177,000	189,833
Paper and forest products 0.2%
Boise Cascade Company (S)	5.625	09-01-24	80,000	80,900
Norbord, Inc. (S)	6.250	04-15-23	255,000	270,938
Real estate 3.2%				5,679,201
Equity real estate investment trusts 3.2%
American Tower Corp.	3.400	02-15-19	305,000	316,099
American Tower Corp. (Z)	4.700	03-15-22	400,000	441,032
Crown Castle International Corp. (Z)	4.450	02-15-26	335,000	363,046
Crown Castle Towers LLC (S)(Z)	6.113	01-15-40	451,000	497,585
Highwoods Realty LP (Z)	5.850	03-15-17	310,000	314,872
Iron Mountain, Inc. (L)(Z)	5.750	08-15-24	395,000	404,875
Iron Mountain, Inc.	6.000	08-15-23	440,000	467,500
MPT Operating Partnership LP	6.375	02-15-22	320,000	332,000
Omega Healthcare Investors, Inc. (Z)	4.500	01-15-25	295,000	299,937
Omega Healthcare Investors, Inc.	4.950	04-01-24	350,000	365,240
Omega Healthcare Investors, Inc. (Z)	5.250	01-15-26	180,000	190,398

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       19

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Ventas Realty LP (Z)	3.500	02-01-25	575,000	$588,343
Ventas Realty LP (Z)	3.750	05-01-24	140,000	146,339
Welltower, Inc. (Z)	3.750	03-15-23	265,000	276,348
Welltower, Inc. (Z)	4.000	06-01-25	645,000	675,587
Telecommunication services 3.8%				6,840,957
Diversified telecommunication services 2.6%
AT&T, Inc. (Z)	3.875	08-15-21	800,000	848,241
AT&T, Inc. (Z)	4.750	05-15-46	287,000	281,130
Cincinnati Bell, Inc. (S)	7.000	07-15-24	80,000	83,800
Frontier Communications Corp. (L)(Z)	8.875	09-15-20	315,000	334,688
GCI, Inc.	6.875	04-15-25	240,000	243,600
T-Mobile USA, Inc.	6.125	01-15-22	245,000	259,088
T-Mobile USA, Inc.	6.250	04-01-21	250,000	260,313
Telecom Italia Capital SA	7.200	07-18-36	365,000	394,200
Verizon Communications, Inc. (Z)	4.400	11-01-34	260,000	263,838
Verizon Communications, Inc. (Z)	4.672	03-15-55	295,000	287,534
Verizon Communications, Inc. (Z)	4.862	08-21-46	830,000	875,524
Verizon Communications, Inc. (Z)	5.012	08-21-54	255,000	263,633
Wind Acquisition Finance SA (S)	7.375	04-23-21	355,000	363,875
Wireless telecommunication services 1.2%
CC Holdings GS V LLC (Z)	3.849	04-15-23	350,000	369,030
Digicel Group, Ltd. (L)(S)(Z)	8.250	09-30-20	385,000	339,955
Digicel, Ltd. (L)(S)(Z)	6.750	03-01-23	295,000	264,674
Millicom International Cellular SA (L)(S)(Z)	4.750	05-22-20	210,000	210,819
Millicom International Cellular SA (L)(S)(Z)	6.625	10-15-21	300,000	313,890
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	225,000	211,790
SBA Tower Trust (S)	3.598	04-15-43	370,000	371,335
Utilities 5.7%				10,342,763
Electric utilities 2.5%
Beaver Valley II Funding Corp.	9.000	06-01-17	4,000	4,000
BVPS II Funding Corp. (Z)	8.890	06-01-17	31,000	31,535
Duke Energy Corp. (Z)	3.550	09-15-21	1,000,000	1,068,082
Electricite de France SA (S)(Z)	3.625	10-13-25	260,000	268,905
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	485,000	480,150
Empresa Electrica Angamos SA (S)	4.875	05-25-29	360,000	354,121
Exelon Generation Company LLC (L)(Z)	4.000	10-01-20	1,000,000	1,063,679
FPL Energy National Wind LLC (S)	5.608	03-10-24	57,431	55,996
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	420,000	440,475
NextEra Energy Capital Holdings, Inc. (Z)	2.300	04-01-19	260,000	263,623

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       20

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)(Z)	6.250	02-01-22	320,000	$358,000
W3A Funding Corp.	8.090	01-02-17	203,145	203,145
Independent power and renewable electricity producers 0.9%
NRG Energy, Inc. (L)(Z)	6.250	05-01-24	585,000	567,450
NRG Energy, Inc. (S)	6.625	01-15-27	305,000	285,651
NRG Yield Operating LLC (L)(Z)	5.375	08-15-24	760,000	775,200
Multi-utilities 2.3%
Berkshire Hathaway Energy Company (Z)	8.480	09-15-28	550,000	832,017
CMS Energy Corp. (Z)	5.050	03-15-22	1,000,000	1,131,174
Dominion Resources, Inc. (Z)	3.625	12-01-24	1,000,000	1,043,754
NiSource Finance Corp. (Z)	5.450	09-15-20	1,000,000	1,115,806
Convertible bonds 0.2% (0.1% of Total investments)				$278,763
(Cost $287,931)
Utilities 0.2%				278,763
Independent power and renewable electricity producers 0.2%
NRG Yield, Inc. (S)	3.250	06-01-20	290,000	278,763
Term loans (M) 0.2% (0.1% of Total investments)				$361,119
(Cost $415,940)
Industrials 0.1%				141,488
Aerospace and defense 0.1%
WP CPP Holdings LLC	4.500	12-28-19	144,375	141,488
Utilities 0.1%				219,631
Electric utilities 0.1%
ExGen Texas Power LLC	5.750	09-16-21	274,322	219,631
Capital preferred securities (a) 1.1% (0.8% of Total investments)				$2,023,715
(Cost $1,932,054)
Financials 1.1%				2,023,715
Banks 0.5%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	11-17-16	420,000	344,400
Sovereign Capital Trust VI	7.908	06-13-36	489,000	483,588
Capital markets 0.2%
Goldman Sachs Capital II (P)(Q)	4.000	12-02-16	31,000	25,498
State Street Capital Trust IV (P)(Z)	1.850	06-01-77	400,000	344,000
Insurance 0.4%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)(Z)	7.875	12-15-67	110,000	140,800
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)(Z)	9.250	04-08-38	315,000	458,798

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67	225,000	$226,631
U.S. Government and Agency obligations 19.1% (12.8% of Total investments)				$34,391,843
(Cost $32,223,447)
U.S. Government 4.2%				7,461,213
U.S. Treasury
Bond (Z)	2.500	05-15-46	625,000	614,356
Note (Z)	1.500	08-15-26	600,000	582,375
Note (Z)	2.000	02-15-25	3,337,000	3,402,565
Treasury Inflation Protected Security (Z)	0.375	07-15-25	2,787,849	2,861,917
U.S. Government Agency 14.9%				26,930,630
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	803,636	834,708
30 Yr Pass Thru	4.500	09-01-41	1,696,301	1,866,661
Federal National Mortgage Association
30 Yr Pass Thru	3.000	12-01-42	2,832,183	2,936,375
30 Yr Pass Thru	3.000	07-01-43	847,500	874,573
30 Yr Pass Thru (L) (Z)	3.500	12-01-42	4,485,482	4,735,852
30 Yr Pass Thru	3.500	01-01-43	3,355,694	3,569,218
30 Yr Pass Thru	3.500	04-01-45	1,576,089	1,665,294
30 Yr Pass Thru	4.000	10-01-40	368,043	401,730
30 Yr Pass Thru	4.000	09-01-41	547,833	599,173
30 Yr Pass Thru (L) (Z)	4.000	09-01-41	2,159,483	2,330,143
30 Yr Pass Thru	4.000	09-01-41	1,086,906	1,171,104
30 Yr Pass Thru	4.000	10-01-41	1,631,108	1,770,206
30 Yr Pass Thru (L) (Z)	4.500	07-01-41	3,258,024	3,587,009
30 Yr Pass Thru	5.000	04-01-41	386,540	437,516
30 Yr Pass Thru	5.500	08-01-40	133,265	151,068
Foreign government obligations 0.6% (0.4% of Total investments)				$1,144,749
(Cost $1,006,847)
Argentina 0.6%				1,144,749
Provincia de Buenos Aires Bond (S)	7.875	06-15-27	390,000	400,725
Republic of Argentina
Bond (S)	7.500	04-22-26	350,000	382,375
Bond	8.280	12-31-33	322,469	361,649

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       22

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 19.5% (13.1% of Total investments)				$35,196,131
(Cost $33,521,749)
Commercial and residential 17.5%				31,555,731
American Home Mortgage Investment Trust Series 2005-1, Class 1A1 (P)	0.964	06-25-45	444,330	427,122
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	605,000	670,728
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.596	04-14-33	415,000	372,470
BBCMS Trust
Series 2015, Class C (P) (S)	2.535	02-15-28	215,000	211,730
Series 2015-MSQ, Class D (P) (S)	3.990	09-15-32	480,000	496,377
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class B2 (P)	2.899	03-25-35	267,352	97,373
Series 2005-2, Class A1 (P)	3.090	03-25-35	256,732	258,004
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	1.085	07-25-35	254,080	240,976
Series 2005-7, Class 11A1 (P)	1.065	08-25-35	475,110	457,370
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.528	07-05-33	620,000	597,475
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	3.035	08-15-29	605,000	595,329
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	3.927	03-10-33	595,000	571,059
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	370,000	367,041
Series 2015-1740, Class XA IO (S)	0.896	01-13-35	6,885,000	311,753
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	4.124	05-15-29	445,000	426,320
Series 2015-JWRZ, Class GL2 (P) (S)	4.223	05-15-29	410,000	402,807
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA (P) (S)	3.535	12-15-27	556,665	552,479
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.786	04-10-28	325,000	309,727
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (S)	4.387	02-10-21	610,000	627,096
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank) Series 2015-CR27, Class B (P)	4.361	10-10-58	235,000	250,222
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-LC4, Class B (P)	4.934	12-10-44	360,000	399,302
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	620,000	651,031
Series 2013-CR11, Class B (P)	5.162	10-10-46	895,000	1,016,023
Series 2013-CR13, Class C (P)	4.750	12-10-23	435,000	464,258
Series 2013-CR6, Class XA IO	1.474	03-10-46	4,096,517	165,770
Series 2014-FL4, Class D (P) (S)	2.981	07-13-31	600,000	584,048
Series 2014-TWC, Class D (P) (S)	2.781	02-13-32	445,000	440,134

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.585	08-13-27	775,000	$763,339
Commercial Mortgage Trust (Wells Fargo) Series 2014-CR16, Class C (P)	4.905	04-10-47	552,000	588,685
Deutsche Bank Commercial Mortgage Trust Series 2016-C3, Class C (P)	3.495	09-10-49	130,000	122,841
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	1.028	06-25-34	306,062	291,070
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-34	220,000	221,447
Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-34	495,000	486,767
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	4.035	05-15-34	520,000	516,089
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.416	05-10-45	6,718,854	521,872
Series 2014-NEW, Class C (S)	3.790	01-10-31	165,000	166,320
Series 2016-ICE2, Class D (P) (S)	6.285	03-15-33	525,000	537,136
Series 2016-RENT, Class D (P) (S)	4.067	02-10-29	420,000	417,879
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.231	08-19-45	1,606,931	102,712
Series 2005-2, Class IX IO	1.797	05-19-35	5,454,237	372,161
Series 2005-9, Class 2A1C (P)	0.976	06-20-35	520,470	472,979
Series 2007-3, Class ES IO (S)	0.350	05-19-47	7,077,505	111,343
Series 2007-4, Class ES IO	0.350	07-19-47	7,525,364	110,209
Series 2007-6, Class ES IO (S)	0.342	08-19-37	5,856,551	75,145
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	496,000	496,617
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.173	08-05-34	305,000	300,793
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.261	07-25-35	5,267,714	385,719
Series 2005-AR8, Class AX2 IO	2.267	05-25-35	5,563,827	383,575
Series 2005-AR18, Class 1X IO	2.043	10-25-36	6,645,845	548,441
Series 2005-AR18, Class 2X IO	1.775	10-25-36	5,968,608	350,585
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.668	04-15-47	725,000	742,027
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-FL5, Class C (P) (S)	2.534	07-15-31	1,030,000	1,012,831
Series 2014-INN, Class F (P) (S)	4.535	06-15-29	490,000	472,797
Series 2014-PHH, Class C (P) (S)	2.635	08-15-27	760,000	758,084
Series 2015-MAR7, Class C (S)	4.490	06-05-32	480,000	481,109
Series 2015-SGP, Class B (P) (S)	3.285	07-15-36	360,000	360,676
Series 2016-JP3, Class C (P)	3.483	09-15-26	183,000	171,125

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
MASTR Alternative Loan Trust Series 2005-2, Class 4A3 (P)	0.925	03-25-35	177,364	$168,386
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.904	10-25-35	355,428	354,932
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.164	02-15-46	293,000	295,253
Series 2014-C18, Class 300D	5.279	08-15-31	380,000	386,646
Morgan Stanley Capital I Trust Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,050,000	1,057,173
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.855	05-25-35	274,512	259,810
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates Series 2005-3, Class APT (P)	0.815	07-25-35	289,625	283,151
TMSQ Mortgage Trust Series 2014-1500, Class D (P) (S)	3.835	10-10-36	340,000	336,667
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	405,000	436,525
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.634	05-10-63	4,564,526	236,923
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	612,000	629,099
WaMu Mortgage Pass Through Certificates Series 2005-AR8, Class 2AB2 (P)	0.945	07-25-45	463,259	441,360
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	935,000	932,560
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	620,000	573,662
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.118	11-15-45	4,755,948	388,214
Series 2013-C15, Class B (P)	4.480	08-15-46	155,000	170,235
Series 2013-C16, Class B (P)	4.982	09-15-46	265,000	298,738
U.S. Government Agency 2.0%				3,640,400
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.374	10-25-27	380,000	385,271
Series 2016-DNA3, Class M2 (P)	2.670	12-25-28	280,000	282,989
Series 290, Class IO	3.500	11-15-32	2,537,091	319,540
Series 4136, Class IH IO	3.500	09-15-27	1,483,627	157,488
Series K017, Class X1 IO	1.521	12-25-21	2,769,601	158,639
Series K018, Class X1 IO	1.543	01-25-22	3,516,505	204,692
Series K021, Class X1 IO	1.488	06-25-22	777,508	53,323
Series K022, Class X1 IO	1.397	07-25-22	8,925,914	527,052
Series K707, Class X1 IO	1.667	12-25-18	2,334,498	62,802
Series K709, Class X1 IO	1.651	03-25-19	3,202,060	95,969
Series K710, Class X1 IO	1.892	05-25-19	3,432,987	123,616
Series K718, Class X1 IO	0.770	01-25-22	16,710,586	471,299

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       25

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal National Mortgage Association
Series 2012-137, Class QI IO	3.000	12-25-27	1,877,670	$174,714
Series 2012-137, Class WI IO	3.500	12-25-32	1,524,709	218,843
Government National Mortgage Association
Series 2012-114, Class IO	0.874	01-16-53	1,632,045	101,346
Series 2016-142, Class IO	0.997	09-16-58	1,535,000	136,405
Series 2016-87, Class IO	1.008	08-16-58	2,059,238	166,412
Asset backed securities 12.0% (8.0% of Total investments)				$21,678,895
(Cost $21,305,569)
Asset backed securities 12.0%				21,678,895
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	1.121	05-25-35	270,381	262,756
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.975	10-25-35	825,000	778,968
American Express Credit Account Master Trust Series 2014-4, Class A	1.430	06-15-20	91,000	91,313
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.995	05-25-35	480,000	461,036
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,000,000	1,009,860
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	633,600	639,179
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.568	01-25-34	239,700	224,696
Series 2004-W6, Class M1 (P)	1.350	05-25-34	120,973	116,115
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	809,000	811,005
BMW Vehicle Owner Trust Series 2016-A, Class A4	1.600	12-27-22	325,000	323,827
Capital One Multi-Asset Execution Trust Series 2016-A3, Class A3	1.340	04-15-22	895,000	895,091
Chase Issuance Trust Series 2016-A2, Class A	1.370	06-15-21	730,000	730,287
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 (S)	2.080	02-15-22	260,000	259,952
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,056,463	1,056,754
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	21,577	16,402
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B (P)	5.050	02-25-35	335,307	336,454
CSMC Trust Series 2006-CF2, Class M1 (P) (S)	0.916	05-25-36	317,385	313,779
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	856,950	873,312

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       26

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Discover Card Execution Note Trust Series 2016-A1, Class A1	1.640	07-15-21	1,485,000	$1,495,882
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	450,450	438,011
Ford Credit Auto Owner Trust Series 2016-C, Class A4	1.610	02-15-22	290,000	289,408
GM Financial Automobile Leasing Trust Series 2015-2, Class A4	1.850	07-22-19	669,000	673,436
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.795	10-25-35	316,306	298,990
GSAA Trust Series 2005-10, Class M3 (P)	1.075	06-25-35	519,403	507,118
Home Equity Asset Trust Series 2005-3, Class M4 (P)	1.165	08-25-35	235,000	221,317
Honda Auto Receivables Owner Trust Series 2016-4, Class A4	1.650	01-18-23	510,000	508,875
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	1.275	09-25-35	256,559	230,960
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-22-31	115,295	115,068
RAAC Series Trust (P) Series 2006-SP4, Class M1	0.874	11-25-36	175,000	164,655
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.675	09-25-36	523,078	507,272
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	224,063	226,993
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.825	12-25-36	1,076,681	1,064,866
Structured Asset Securities Corp. Trust Series 2005-AR1, Class M1 (P)	0.955	09-25-35	235,000	226,920
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	395,000	399,644
Taco Bell Funding LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	515,000	523,172
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4	1.740	09-15-20	510,000	514,727
Series 2016-C, Class A4	1.320	11-15-21	285,000	284,211
Verizon Owner Trust Series 2016-1A, Class A (S)	1.420	01-20-21	465,000	465,556
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	861,300	864,264
Westgate Resorts LLC
Series 2013-1A, Class B (S)	3.750	08-20-25	41,630	41,722
Series 2014-1A, Class A (S)	2.150	12-20-26	470,376	466,406
Series 2014-1A, Class B (S)	3.250	12-20-26	314,396	312,237
Series 2015-1A, Class A (S)	2.750	05-20-27	240,777	239,247

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       27

Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2015-2A, Class B (S)	4.000	07-20-28	323,326	$323,931
Series 2016-1A, Class A (S)	3.500	12-20-28	253,277	255,465
World Omni Auto Receivables Trust Series 2016-A, Class A3	1.770	09-15-21	810,000	817,756
Shares	Value
Common stocks 1.1% (0.7% of Total investments)	$1,901,520
(Cost $2,537,460)
Energy 0.2%	398,480
Oil, gas and consumable fuels 0.2%
Royal Dutch Shell PLC, ADR, Class A	8,000	398,480
Financials 0.3%	512,550
Capital markets 0.3%
Ares Capital Corp. (L)(Z)	33,500	512,550
Health care 0.3%	544,460
Pharmaceuticals 0.3%
Sanofi, ADR	14,000	544,460
Information technology 0.3%	446,030
Technology hardware, storage and peripherals 0.3%
Seagate Technology PLC (L)(Z)	13,000	446,030
Preferred securities (b) 1.4% (0.9% of Total investments)	$2,557,833
(Cost $2,541,543)
Consumer staples 0.3%	561,133
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	6,250	561,133
Financials 0.5%	888,427
Banks 0.1%
Wells Fargo & Company, Series L, 7.500%	192	250,560
Consumer finance 0.4%
GMAC Capital Trust I, 6.602%	24,985	637,867
Utilities 0.6%	1,108,273
Electric utilities 0.1%
Exelon Corp., 6.500% (L)(Z)	4,341	207,066
Multi-utilities 0.5%
Dominion Resources, Inc., 6.750%	13,140	662,913
DTE Energy Company, 6.500% (L)(Z)	4,475	238,294

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       28

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)				$153
(Cost $0)
Materials 0.0%				153
Containers and packaging 0.0%
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	245,000	153
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.9% (0.6% of Total investments)				$1,578,000
(Cost $1,578,000)
U.S. Government Agency 0.7%				1,247,000
Federal Agricultural Mortgage Corp. Discount Note	0.200	11-01-16	1,247,000	1,247,000
			Par value^	Value
Repurchase agreement 0.2%				331,000
Repurchase Agreement with State Street Corp. dated 10-31-16 at 0.030% to be repurchased at $331,000 on 11-1-16, collateralized by $335,000 U.S. Treasury Notes, 1.500% due 12-31-18 (valued at $341,281 including interest)			331,000	$331,000
Total investments (Cost $261,466,368)† 149.3%				$269,339,556
Other assets and liabilities, net (49.3%)				($88,879,641)
Total net assets 100.0%				$180,459,915

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       29

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with and pay interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-16, and is a component of the fund's leverage under the Liquidity Agreement.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $78,987,519 or 43.8% of the fund's net assets as of 10-31-16.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-16 was $105,021,911. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $35,355,271.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $263,158,999. Net unrealized appreciation aggregated to $6,180,557, of which $10,148,925 related to appreciated investment securities and $3,968,368 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       30

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $261,466,368)	$269,339,556
Cash	2,387
Cash segregated at custodian for derivative contracts	280,000
Receivable for investments sold	216,661
Dividends and interest receivable	2,618,480
Other receivables and prepaid expenses	11,350
Total assets	272,468,434
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	427,117
Swap contracts, at value	90,044
Interest payable	88,950
Payable to affiliates
Accounting and legal services fees	14,208
Trustees' fees	297
Other liabilities and accrued expenses	87,903
Total liabilities	92,008,519
Net assets	$180,459,915
Net assets consist of
Paid-in capital	$182,289,517
Undistributed net investment income	882,123
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(10,494,869)
Net unrealized appreciation (depreciation) on investments and swap agreements	7,783,144
Net assets	$180,459,915

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$15.49

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       31

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Interest	$11,674,513
Dividends	312,874
Less foreign taxes withheld	(7,369)
Total investment income	11,980,018
Expenses
Investment management fees	1,397,585
Accounting and legal services fees	55,414
Transfer agent fees	83,849
Trustees' fees	44,141
Printing and postage	60,362
Professional fees	106,680
Custodian fees	26,499
Stock exchange listing fees	23,750
Interest expense	969,698
Other	7,102
Total expenses	2,775,080
Less expense reductions	(19,791)
Net expenses	2,755,289
Net investment income	9,224,729
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(931,246)
Swap contracts	(341,461)
(1,272,707)
Change in net unrealized appreciation (depreciation) of
Investments	5,683,121
Swap contracts	348,547
6,031,668
Net realized and unrealized gain	4,758,961
Increase in net assets from operations	$13,983,690

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       32

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$9,224,729	$9,534,925
Net realized gain (loss)	(1,272,707)	1,191,047
Change in net unrealized appreciation (depreciation)	6,031,668	(8,453,372)
Increase in net assets resulting from operations	13,983,690	2,272,600
Distributions to shareholders
From net investment income	(9,911,245)	(10,509,233)
From fund share transactions
Repurchased	—	(1,338,116)
Total increase (decrease)	4,072,445	(9,574,749)
Net assets
Beginning of year	176,387,470	185,962,219
End of year	$180,459,915	$176,387,470
Undistributed net investment income	$882,123	$866,049
Share activity
Shares outstanding
Beginning of year	11,646,585	11,743,104
Shares repurchased	—	(96,519)
End of year	11,646,585	11,646,585

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       33

STATEMENT OF CASH FLOWS For the year ended 10-31-16

Cash flows from operating activities
Net increase in net assets from operations	$13,983,690
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(114,562,999)
Long-term investments sold	111,776,469
Increase in short-term investments	(772,000)
Net amortization of premium (discount)	2,630,890
Decrease in receivable for investments sold	2,520,118
Increase in dividends and interest receivable	(32,115)
Decrease in other receivables and prepaid assets	88
Decrease in payable for investments purchased	(270,421)
Decrease in payable for delayed delivery securities purchased	(305,000)
Decrease in unrealized appreciation (depreciation) of swap contracts	(348,547)
Increase in interest payable	18,561
Increase in payable to affiliates	9,454
Decrease in other liabilities and accrued expenses	(14,937)
Net change in unrealized (appreciation) depreciation on investments	(5,683,121)
Net realized loss on investments	930,452
Net cash provided by operating activities	$9,880,582
Cash flows from financing activities
Distributions to common shareholders	($9,911,245)
Repayment of credit facility agreement	(91,300,000)
Drawdown from liquidity agreement	91,300,000
Net cash used in financing activities	($9,911,245)
Net decrease in cash	($30,663)
Cash at beginning of period	$33,050
Cash at end of period	$2,387
Supplemental disclosure of cash flow information
Cash paid for interest	$951,137

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       34

Financial highlights

COMMON SHARES Period Ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$15.14	$15.84	$15.37	$15.88	$14.64
Net investment income[1]	0.79	0.81	0.86	0.91	1.03
Net realized and unrealized gain (loss) on investments	0.41	(0.62)	0.56	(0.39)	1.31
Total from investment operations	1.20	0.19	1.42	0.52	2.34
Less distributions to common shareholders
From net investment income	(0.85)	(0.90)	(0.95)	(1.03)	(1.10)
Anti-dilutive impact of repurchase plan	—	0.01 [2]	—	—	—
Net asset value, end of period	$15.49	$15.14	$15.84	$15.37	$15.88
Per share market value, end of period	$14.26	$13.86	$14.29	$14.28	$16.53
Total return at net asset value (%)[3,4]	8.52	1.84	10.02	3.51	16.57
Total return at market value (%)[4]	9.20	3.28	6.83	(7.61)	19.95
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$180	$176	$186	$181	$186
Ratios (as a percentage of average net assets):
Expenses before reductions	1.58	1.45	1.33	1.35	1.53
Expenses including reductions[5]	1.57	1.43	1.32	1.35	1.53
Net investment income	5.24	5.22	5.50	5.81	6.88
Portfolio turnover (%)	43	51	52	60	50
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$90	$90
Asset coverage per $1,000 of debt[6]	$2,977	$2,932	$3,037	$2,999	$3,057

1	Based on average daily shares outstanding.
2	The repurchase plan was completed at an average repurchase price of $13.86 for 96,519 shares, which equals $1,338,116 in redemptions for the year ended 10-31-15.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Expenses including reductions excluding interest expense were 1.02%, 1.01% 1.00%, 1.01% and 1.06% for the years ended 10-31-16, 10-31-15, 10-31-14, 10-31-13 and10-31-12, respectively.
6	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       35

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       36

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$168,226,835	—	$168,226,835	—
Convertible bonds	278,763	—	278,763	—
Term loans	361,119	—	361,119	—
Capital preferred securities	2,023,715	—	2,023,715	—
U.S. Government and Agency obligations	34,391,843	—	34,391,843	—
Foreign government obligations	1,144,749	—	1,144,749	—
Collateralized mortgage obligations	35,196,131	—	35,196,131	—
Asset backed securities	21,678,895	—	21,678,895	—
Common stocks	1,901,520	$1,901,520	—	—
Preferred securities	2,557,833	1,996,700	561,133	—
Escrow certificates	153	—	—	$153
Short-term investments	1,578,000	—	1,578,000	—
Total investments in securities	$269,339,556	$3,898,220	$265,441,183	$153
Other financial instruments:
Interest rate swaps	($90,044)	—	($90,044)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       37

expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2016, the fund has a capital loss carryforward of $8,886,638 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring October 31,		No expiration date
2017	2018	Short term	Long term
$6,785,450	$436,296	$266,204	$1,398,688

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       38

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$9,911,245	$10,509,233

As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $896,103 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of a capital loss carryforward, partnerships, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for derivative contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is

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posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2016, the fund used interest rate swaps in anticipation of rising interest rates. The fund held interest rate swaps with total USD notional amounts ranging from $22.0 million to $44.0 million, as a measured at each quarter end. The following table summarizes the interest rate swap contracts held as of October 31, 2016:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	($90,044)

(a) At 10-31-16, 3-month LIBOR was 0.88428%

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps	—	($90,044)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2016:

Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	($341,461)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2016:

Statement of operations location- Change in unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$348,547

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Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $19,791 for the year ended October 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.52% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On March 12, 2015, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2015. The current share purchase plan will remain in effect between January 1, 2016 to December 31, 2016.

During the year ended October 31, 2016, there was no activity under the share repurchase plan. During the year ended October 31, 2015, the fund repurchased 0.82% of its common shares outstanding under the repurchase program. The

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weighted average discount per share on these repurchases amount to 9.90% for year ended October 31, 2015. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2016 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only

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to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2016, the fund had an aggregate balance of $91,300,000 at an interest rate of 1.13%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the period from December 2, 2015 to October 31, 2016, the average balance of the LA and the effective average interest rate were $91,180,597 and 1.08%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Prior to December 2, 2015, the fund had entered into a credit facility agreement (CFA) with Credit Suisse Securities (USA) LLC, that allowed the fund's borrowing not to exceed 33 1/3% of the fund's managed assets and to invest the borrowings in accordance with its investment practices. Interest was charged at the rate of one-month LIBOR plus 0.70% and was paid monthly. During the period from November 1, 2015 to December 2, 2015, the average balance of the CFA and the effective average interest rate were $90,977,419 and 0.92%, respectively. The combined interest accrued by the fund for both the LA and the CFA, for the year ended October 31, 2016, is reflected in the Interest expense on the Statement of operations. The blended effective average interest rate for the year ended October 31, 2016 was 1.06%.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $90,382,437 and $80,296,093, respectively, for the year ended October 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $24,180,562 and $31,480,376, respectively, for the year ended October 31, 2016.

Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the "Fund") at October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, agent banks and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Effective December 2, 2015, the Board of Trustees approved changes to the fund's investment policy regarding securities lending, replacing it with the following: "The fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the fund an amount equal to any dividends or interest received on loaned securities. The fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the fund's investment adviser or an affiliate thereof), or other investments consistent with the fund's investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund with respect to matters materially affecting the fund's investment. The fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. Investing cash collateral received in connection with securities lending transactions in any investment that is consistent with the fund's investment objective, policies, and limitations may subject the fund to risk of loss greater than the risk of loss associated with investing collateral solely in short-term U.S. government obligations or cash equivalents."

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 7 to the financial statements.

Declaration of Trust and By-Laws

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Declaration of Trust and the By-Laws for the fund. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; and (ii) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The amendments to the By-Laws include, among other changes, provisions that: (i) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the fund derivatively; and (ii) provide that any action brought by a shareholder related to the fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a

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Massachusetts venue, the shareholder will be required to reimburse the fund for such expenses. The foregoing description of the Declaration of Trust and By-Laws are qualified in their entirety by the full text of the Declaration of Trust and By-Laws, each effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210, and are available on the SEC's website. The Declaration of Trust also is available on the Secretary of the Commonwealth of Massachusetts' website.

Effective March 10, 2016, the Board of Trustees of the fund amended the By-Laws of the fund to provide that Trustees' mandatory retirement age shall be determined from time to time by a resolution of the majority of the Trustees.

Dividends and distributions

During the year ended October 31, 2016, dividends from net investment income totaling $0.8510 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2015	$0.2193
March 31, 2016	0.2000
June 30, 2016	0.2209
September 30, 2016	0.2108
Total	$0.8510

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by

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telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

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(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the three- and five-year periods ended December 31, 2015 and underperformed its benchmark index for the one-year period ended December 31, 2015. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index for the three- and five-year periods and relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and total expenses for the fund are each higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(h)	noted that the subadvisory fees for the fund are paid by the Advisor; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 48

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       58

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF327097	P6A 10/16 12/16

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $50,713 for the fiscal year ended October 31, 2016 and $49,407 for the fiscal year ended October 31, 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the fiscal years ended October 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,647 for the fiscal year ended October 31, 2016 and $3,500 for the fiscal year ended October 31, 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $109 for the fiscal year ended October 31, 2016 and $1,015 for the fiscal year ended October 31, 2015 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,590,233 for the fiscal year ended October 31, 2016 and $7,126,167 for the fiscal year ended October 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2016.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2012

Managing Director, John Hancock Asset Management (2005–2012)

Second Vice President, John Hancock Advisers, LLC (1993–2005)

Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1979

Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2016. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jeffrey N. Given, CFA	19	$42,990.03	6	$1,162.58	12	$6,108.71
Howard C. Greene, CFA	10	$17,064.25	6	$1,162.58	12	$6,108.71

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Universe
Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Jeffrey N. Given, CFA	$1-$10,000
Howard C. Greene, CFA	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans*
Nov-15	-	-	-	1,174,310
Dec-15	-	-	-	1,164,659
Jan-16	-	-	-	1,164,659
Feb-16	-	-	-	1,164,659
Mar-16	-	-	-	1,164,659
Apr-16	-	-	-	1,164,659
May-16	-	-	-	1,164,659
Jun-16	-	-	-	1,164,659
Jul-16	-	-	-	1,164,659
Aug-16	-	-	-	1,164,659
Sep-16	-	-	-	1,164,659
Oct-16	-	-	-	1,164,659
Total	-	-

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares based on common shares outstanding as of December 31, 2015. The current share repurchase plan will remain in effect between January 1, 2016 and December 31, 2016. Previously, under the share repurchase plan, the Fund could purchase in the open market up to 10% of its outstanding common shares between March 13, 2015 and December 31, 2015 (based on common shares outstanding as of February 28, 2015).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2016